Exhibit 10.46

SUPPLEMENTAL TASK ORDER

For

Custom Interface Buildout and Clinical Study Preparation

This Supplemental Task Order (STO) is entered into on November 15, 2021, pursuant to a Master Services Agreement, dated April 1, 2020 (the "MSA"), and its appended Statement of Work (SOW 1), dated April 1, 2020 between NeuroRx, Inc. (“NeuroRx”, now a subsidiary of NRx Pharmaceuticals, Inc.) and PillTracker Ltd. (“PillTracker”). The terms and conditions of the MSA are incorporated into this Statement of Work by reference. This SOW supersedes any prior quotes for work related to the pre-trial preparation and software-interface buildout for the AVICOVID-2 ZYESAMI® clinical trial and any related, future, US-based clinical development of ZYESAMI®.

The scope of work outlined below focuses on study preparation and custom, software interface buildout of a connected medication adherence and patient-monitoring platform to support participants of the AVICOVID-2 clinical trial of inhaled ZYESAMI® in the United States of America, and future studies of ZYESAMI® with compatible protocol designs. Therefore, all costs and delivery estimates described below are based on supporting the US-based AVICOVID clinical development program, as outlined in Price Quote ZYS-0003 (Appendix 1). They do not include additional deployments to other countries, or accommodations for changes to the existing protocol design. PillTracker will provide the following services as a platform for in-patient and out-patient protocols:

1.	Custom Software Interface Buildout, to enable the following forms of data collection:

Features:

a)	Adherence: Electronic daily monitoring of dosing timings in accordance with the AVICOID protocol, monitored via a 510K-cleared, data-collecting, mesh nebulizer, connected to PillTracker’s patient Interface on an Android tablet
b)	Pulse Oximetry (Sp02 and HR monitoring): Hourly reports of continually monitored SPO2 and heartrate (except for times during which devices are charged), via a Bluetooth-connected, wrist-worn pulse oximeter SP02 and HR will be collected via PillTracker Platform according to AVICOVID-2 Substudy Protocol.
c)	Patient Reported Outcomes via three clinically validated patient surveys, administered via PillTracker’s Patient Interface on an Android tablet:
i.	Leicester Cough scale administered prior to first morning dose on days 1,3,6,9,12, 14;
ii.	Dyspnea Scale will be administered at screening and daily prior to the first morning dose and day of discharge from the hospital,
iii.	SF-36 Health-related Quality of Life will be completed prior to any study procedures at baseline and 28 day follow up. If the patient is discharged prior to day 28 the site will input the data on the tablet or provide a paper copy for transcription. Alternatively, patients may take the tablet home and input data there.

d)	Back-end server integrations with CRO and 3rd-party clinical trial vendors –
e)	Interface buildout for site coordinators’ portals
i.	Front-end for device provisioning and adherence tracking
ii.	Front-end for site coordinators to monitor pulse-ox data
iii.	Front-end tenant sites to provision pulse oximeters
f)	Final Design Verification under Quality

A Quality Management System has been developed and will accompany the deployment of the PillTracker Software Platform. The QMS includes

●	risk assessment,
●	a set of standard operating procedures (SOP's) necessary for quality assurance, and
●	a record of testing all PillTracker software modules according to these SOP's.

o    Testing is still in process and included in the setup of PillTracker's platform as "design verification."

NeuroRx and PillTracker will execute a Quality Agreement in compliance NeuroRx's Quality management Policies prior to deployment in any study.

2.	Delivery Schedule:

Preliminary work began for this STO in October 2021. All study setup is scheduled to be complete within 8-10 weeks from execution of this SOW. A detailed delivery schedule is available in Appendix 3 and includes the following updates to PillTracker's platform for setup:

i.	Server, Android, and clinician portal design for AVICOVID-2 study and future AVICOVID/ZYESAMI® clinical development
ii.	Deployment of entire platform and issuance of SaaS tenants to NeuroRx and study sites.
iii.	Integration with 3rd-parties for data management, transfer, and patient randomization (IWRS)
iv.	Design Verification and Testing

PillTracker is not financially responsible for delays due to any third parties outside its control, nor delays due to changes in the clinical trial design or schedule, delays in transportation, etc. If NeuroRx replaces any vendors or platforms, the delivery timeline may be delayed

3.	Total Costs:

Total cost of study preparation and custom interface buildout is $  [****]

Ongoing Program Management to support the study, total is $  [****]

Setup of a tech-support helpdesk, training materials and anything else needed by clinical trial sites, study coordinators and participants.

PillTracker will manage the delivery of the above with a 3rd party vendor, [****] Group, and in collaboration with the appointed CRO (Prevail infoWorks) and NeuroRx.

PillTracker will directly pay [****] for activities that it will directly supervise, excluded are transportation and local duties.

Cost of this service is $       [****], as quoted in Appendix 2, and is optional additional work which can be activated at NeuroRx’s written request.

Service can be activated via purchase order, supplemental task order or in writing via email. Service can be managed via passthrough cost or directly between NeuroRx and the 3rd-party vendor.

Pre-study Procurement and Staging

Deployment, staging and preparation of all hardware and related support services, including:

1.	Procurement of medical devices, cellular-connected tablets, ancillaries, and disposables
2.	Setup of individual kits for each clinical trial participant, a mobile device management system (MDM) to support devices in the field, and a system for deprovisioning, reprovisioning, recalls and replacements
3.	Devices will be procured upon issuance of Purchase Order according to the terms of PQ ZYS-0003

Devices will be ordered separately. All pricing is quoted in ZYS-0003 and provided in Appendix 2. Devices required for purchase, separately, include:

●	Oxitone 1000M Pulse Oximeter
●	Pocket Neb Mesh Nebulizer
o	Data-capture included
o	Standard, without data capture
●	Spare medication cups for pocket neb
●	Unifying hub, including Samsung Galaxy Tab A and ancillary parts, and ability to link to Oxitone and data-capture pocket neb, and with ability to host PillTracker’s patient interface and other necessary applications.

Oxitone 1000M pulse oximeters must be purchased via passthrough due to software integration and setup requirements

PillTracker Hub and Pocket Neb can be purchased passthrough via PillTracker or via direct order with supplier.

Total Project Costs

	Comment	Amount
Custom Buildout and Study preparation		$ [****]
Ongoing Program Management		$ [****]
[****]	*Optional*	$ [****]
FINAL TOTAL		$ [399,000.00

FEES & PAYMENT SCHEDULE

Custom Buildout and Study Preparation:

$       [****] already paid

$       [****] upon execution of this agreement

$       [****] upon 50% completion, marked by commencement of design verification process

$       [****] upon completion of interface buildout and design verification

-   Optional   -

If [****] is activated

$.       [****] paid as passthrough cost, upon receipt of invoice from [****]

Program Management

Upon initiation of study, the following services are due as a fee-for service, invoiced monthly, in advance of service, as follows:

Budget Item	Oct-21	Nov-21	Dec-21	Jan-22	Total
Project Management	$ [****]	$ [****]	$ [****]	$ [****]	$ [****]
Program Management	$ [****]	$ [****]	$ [****]	$ [****]	$ [****]
Server Deployment, Cloud services, data storage	$ [****]	$ [****]	$ [****]	$ [****]	$ [****]
TOTAL					$ [****]

[****] Pass-Through Costs for devices to be paid upon receipt of invoice and supporting documentation.

Signatory Authority. Each individual executing this SOW on behalf of a Party warrants that: (a) he or she has read the MSA and this SOW, (b) he or she has authority to sign this SOW and to bind the represented Party to this Agreement, and (c) all necessary corporate and legal action to authorize such signing has been obtained.

Agreed to and Accepted By:

PillTracker, Inc.		NeuroRx, Inc.

/s/ Zachary Javitt		/s/ Alessandra Daigneault

Name:	Zachary Javitt	Name:	Alessandra Daigneault

Title:	CEO	Title:	General Counsel

Date:	11/18/2021	Date:	11/18/2021

Appendix 1: Price Quote ZYS-0002

Customer	NeuroRx Pharmaceuticals
Study Name	AVICOVID-2 and related studies
PQ#	ZYS-0003

BUDGET

Budget Item	Units	Unit Price	Unit type (billed per...)	Comments	Work Price
Study set-up services
Pre-Trial Software Development	1	$ [****]	study		$ [****]
Integration with NeuroRx Vendor platforms	1	$ [****]	study	includes the integration with CRO vendor data management platform, IWRS, and any other clinical trial platforms for data collection or managemnt	$ [****]
Design Verification	1	$ [****]	study		$ [****]
Formal Data Transfer: Setup	1	$ [****]	study	Initial setup of data extract with CRO or 3rd-party, data manifest and initial QA	$ [****]
					$ -
Sub total					$ [****]

Credit for pre-payment	1	-$ [****]	study		-$ [****]
Final Total					$ [****]

Ongoing Program management
Project Management	4	$ [****]	months		$ [****]
Program Management	4	$ [****]	months		$ [****]
Dev Ops	4	$ [****]	months	Server Deployment, Cloud services, data storage for testing and DV	$ [****]
Sub total					$ [****]

Total					$ [****]

Additional Software Features
Blended Software Development and wrap-around support (testing, PM, etc)	[****]	person-hours

This is a blended , hourly rate for time and materials, estimated based on the type of software development that are likely to be requested. Prices are subject to small adjustments based on necessary expertise and skillset. All development to be scoped and agreed-to upon request from Sponsor

CTO hours	[****]	person-hours	$[****]

Appendix 2: [****] 3PL Services

SETUP -: Training Videos	Training Videos for how to use each device and app in study.	$ [****]
SETUP -: Help Desk Setup	Subsequent Studies cost [****]	$ [****]
SETUP -: Mobile Device Management (MDM) Implementation		$ [****]
Stefanini: Project Maagement and Device provisioning Management – Stefanini		$ [****]
Sub total From Stefanini		$ [****]

Price Quote for Passthrough Items:
PillTracker Hub (Tablet connected to Neb & PulseOx)

This includes:

●Sim card
●Case for tablet
●Cables, charging doc, etc.
●Preparation of total kits, setup, etc.
●Provisioning service

De-provisioning service

Nebulizers already ordered

Details available in Appendix 2: [****] 3PL

Passthrough Costs. Includes 10% spares

$ [****]
Non-data-capture PocketNeb Nebulizers	non data capture nebs for remaining 250 patients without exploratory adherence endpoint, + spares	$ [****]
Spare Nebulizer Medication Cups	Additional Spare parts to be ordered at NeuroRx’s direction	$ [****]
Oxitone 1000M Pulse Oximeters	Additional Spare parts to be ordered at NeuroRx’s direction. Includes 10% spares	$ [****]

Appendix 3: Study Setup Final Delivery Schedule